UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 20, 2017

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2017, Hill International, Inc. (the “Company”) determined to make certain revisions to the Company’s 2017 Equity Compensation Plan (the “Plan”).  The Plan, as revised, is to be voted upon at the Company’s 2017 Annual Meeting of Stockholders to be held on June 27, 2017.

The revisions to the Plan (i) reduce the number of shares available under the Plan, (ii) set forth certain holding period requirements, and (iii) clarify that Awards (as defined in the Plan) granted under the Plan will not vest early due to a Participant’s (as defined in the Plan) retirement.  There are no other changes to the Plan as described in the Proxy Statement (as defined in Item 8.01 below).

The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein in its entirety.

Item 8.01.       Other Events

On May 17, 2017, the Company filed a definitive proxy statement (the “Proxy Statement”) relating to the Company’s 2017 Annual Meeting of Stockholders.  The Company set June 27, 2017 as the date for the Annual Meeting of Stockholders. The meeting will be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennysylvania at 11:00 a.m. EDT. As previously disclosed, the record date for determining Company stockholders entitled to vote at the Annual Meeting of Stockholders has been fixed as the close of business on April 28, 2017.  On June 20, 2017, the Company filed a Supplement to the Proxy Statement on Schedule 14A (the “Supplement”) to supplement and amend the Proxy Statement in order to, among other things, add information regarding the revisions to the Plan. A copy of the Supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Hill International, Inc. 2017 Equity Incentive Plan.
99.1	Supplement to Proxy Statement, dated June 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
Dated: June 20, 2017	Title:	Executive Vice President and General Counsel